UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2016

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2016, American International Group, Inc. (the “Company”) entered into an amendment, attached as Exhibit 10.1 to this Current Report on Form 8-K (the “Amendment”), to the Third Amended and Restated Credit Agreement, dated November 5, 2015, among the Company, the subsidiary borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and each Several L/C Agent party thereto (the “Credit Agreement” and, as amended by the Amendment, the “Amended Credit Agreement”).

The Credit Agreement provided, and the Amended Credit Agreement provides, that the lenders may, upon a “Change in Control”, terminate commitments, require prepayment of any outstanding loans, and/or require the Company to collateralize with cash any outstanding letter of credit obligations.

The Amendment modifies the definition of Change in Control relating to a change in the Board of Directors of the Company (the “Board”). Previously, the Credit Agreement provided that a Change in Control would occur if a majority of the seats (other than vacant seats) on the Board shall at any time be occupied by persons who were not (i) nominated by the Board or (ii) appointed by directors so nominated. The Amendment modifies that portion of the definition of Change in Control to provide that a Change in Control would occur if a majority of the seats (other than vacant seats) on the Board shall at any time be occupied by persons who were neither (i) nominated or approved for consideration by shareholders for election by the Board or (ii) appointed by directors so nominated or approved. Other portions of the definition of Change in Control are not modified by the Amendment.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. Additional information regarding the Credit Agreement is contained in the Company’s Current Report on Form 8-K filed on November 5, 2015.

Section 2 — Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment to the Credit Agreement, effective as of July 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: July 15, 2016	By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Credit Agreement, effective as of July 15, 2016